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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report: (Date of earliest event reported): May 16, 1998



                          Digital Equipment Corporation
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             (Exact name of registrant as specified in its charter)

Massachusetts                             1-5296                 04-2226590
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(State or other jurisdiction           (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

111 Powdermill Road, Maynard, Massachusetts             01754
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (978) 493-5111


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(Former name or former address, if changed since last report)


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Item 5.  Other Events

On May 18, 1998, the registrant and Intel Corporation ("Intel") issued a press release reporting that on May 16, 1998, the sale of its semiconductor manufacturing operations to Intel was completed. In addition, the registrant and Intel will file documents dismissing previously filed lawsuits in Massachusetts, California and Oregon.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No. 99     Press release dated May 18, 1998 announcing that on May 16,
                   1998, the registrant's sale of its semiconductor manufacturing operations to Intel Corporation was completed.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               DIGITAL EQUIPMENT CORPORATION
                               (Registrant)


                               /s/ Gail S. Mann
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                               Vice President, Assistant General Counsel,
                               Secretary and Clerk


Date:  May 18, 1998